UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

_________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 20, 2012

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(Exact Name of Registrant as Specified in Charter)

Nevada	333-56262	88-0482413
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

15225 N. 49th Street Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

(602) 595-4997

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02	Results of Operations and Financial Condition.

On November 20, 2012, El Capitan Precious Metals, Inc. (the “Company”) hosted a shareholders informational meeting at the Scottsdale Plaza Resort, located at 7200 N. Scottsdale Road in Scottsdale, Arizona. At the meeting, the Company reported certain preliminary estimates of its financial condition and results of operations as of September 30, 2012 and for the fiscal year then ended.

A copy of the presentation slides reporting these estimates is furnished as Exhibit 99.1 and is incorporated herein by reference. The slides include estimates of financial results that have been prepared internally by company management and have not yet been subject to review or audit by our independent registered public accounting firm. These estimates of the Company’s financial results are subject to adjustments based upon, among other things, the audit of the Company’s consolidated financial statements as of September 30, 2012 and for the fiscal year then ended. Therefore, the Company’s actual financial results may differ from these estimates.

The Company intends to make a video recording of the entire informational meeting available on the Company’s website, www.ElCapitanPMI.com, as soon as technically possible.

The disclosure in this Item, including the information incorporated by reference herein, is furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 8.01	Other Events.

At the November 20, 2012 shareholders informational meeting, the Company reported certain metallurgical results derived from current recovery initiatives. A copy of the presentation slide reporting these results is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Presentation slides reflecting preliminary estimates of financial condition and results of operations as of September 30, 2012 and for the fiscal year then ended.

99.2	Presentation slides reporting metallurgical results derived from current recovery initiatives.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EL CAPITAN PRECIOUS METALS, INC.

	By:	/s/ John F. Stapleton
Date: November 20, 2012		Name: John F. Stapleton
Title: Chief Financial Officer

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INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Presentation slides reflecting preliminary estimates of financial condition and results of operations as of September 30, 2012 and for the fiscal year then ended.

99.2	Presentation slides reporting metallurgical results derived from current recovery initiatives.

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